Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2011
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2.    Summary of significant accounting policies:

NTT and its consolidated subsidiaries in Japan maintain their records and prepare their financial statements in accordance with the Japanese Corporation Law by applying accounting principles generally accepted in Japan, and its foreign subsidiaries in conformity with those countries of their domicile. NTT, as a regulated company, also follows the NTT Law and other related accounting regulations for preparing such financial statements.

The accompanying consolidated financial statements contain the necessary adjustments, reclassifications and disclosures to conform with accounting principles generally accepted in the United States of America.

Significant accounting policies are as follows:

(1)	Application of New Accounting Standards

Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities ("VIE")

Effective April 1, 2010, NTT Group adopted ASU 2009-17 "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities ("VIE")" issued by FASB in December 2009. This ASU prescribes the change of the approach to determining a VIE's primary beneficiary (the reporting entity that must consolidate the VIE) and requires companies to reassess more frequently whether they must consolidate VIEs. As a result of the adoption of this ASU, three VIE's are now being consolidated by NTT, however, the adoption of this ASU did not have a material impact on the results of operations and financial position of NTT Group.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

Effective October 1, 2010, NTT Group adopted ASU 2010-20 "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" issued by FASB in July 2010. This ASU requires enhanced disclosures regarding the nature of credit risks inherent in entities' financing receivables, how credit risk is analyzed and assessed, and the reasons for the change in the allowance for credit losses. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Details of disclosures are described in Note 21.

(2)	Principal Accounting Policies

Basis of consolidation and accounting for investments in affiliated companies—

The consolidated financial statements include the accounts of NTT, its subsidiaries, and variable interest entities ("VIEs"). All significant intercompany transactions and accounts are eliminated in consolidation.

The fiscal years of certain foreign subsidiaries end on December 31 and any significant subsequent transactions for the period from January 1 to March 31 are reflected in the results of operations of NTT Group.

Investments in affiliated companies where NTT Group has the ability to exercise significant influence over the affiliated companies, but does not have a controlling financial interest, are accounted for under the equity method. NTT evaluates its investments in affiliates for impairment due to declines in value considered to be other than temporary. In performing its evaluations, NTT utilizes various information, as available, including cash flow projections, independent valuations and, if applicable, stock price analysis. In the event of a determination that a decline in value is other than temporary, a charge to earnings is recorded for the loss and a new cost basis in the investment is established.

Use of estimates—

The preparation of NTT's consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include revenue recognition, estimated useful lives and recover of the carrying value of property, plant and equipment, software and certain other intangibles, goodwill, investments, employees' retirement benefit obligations and income tax uncertainties and realizability of deferred tax assets.

As 2G mova mobile phone service subscribers have been steadily migrating to 3G service, FOMA, in mobile communications business, NTT Group has decided to terminate mova services on March 31, 2012 and to concentrate its management resources on FOMA services. As a result, effective October 1, 2008, NTT Group decreased the estimated useful lives of its long-term assets related to the mova services. The change resulted in a decrease of ¥60,072 million in operating income, ¥23,539 million in net income attributable to NTT, and ¥17.50 in net income attributable to NTT per share for the fiscal year ended March 31, 2009. The impact on the results of operations and financial position for the years ended March 31, 2010 and 2011 was not material.

Revenue recognition—

Revenues arising from fixed voice related services, mobile voice related services, IP/packet communications services and other services are recognized at the time these services are provided to customers. With regard to revenues from mobile voice related services and IP/packet communications services, monthly billing plans for cellular (FOMA (3G wireless services) and mova (2G wireless services)) services generally include a certain amount of allowances (free minutes and/or packets), and the used amount of the allowances is subtracted from total usage in calculating the airtime revenue from a subscriber for the month. NTT Group introduced a billing arrangement, called "Nikagetsu Kurikoshi" (two-month carry over), in which the unused allowances are automatically carried over up to the following two months. In addition, NTT Group then introduced an arrangement which enables the unused allowances that were carried over for two months to be automatically used to cover the airtime and/or packet fees exceeding the allowances of the other subscriptions in the "Family Discount" group, a discount billing arrangement for families with between two and ten subscriptions. Out of the unused allowance in a month, NTT Group defers the revenues based on the portion which is estimated to be used in the following two months. As for the portion which is estimated to expire, NTT Group recognizes the revenue attributable to such portion of allowances ratably as the remaining allowances are utilized, in addition to the revenue recognized when subscribers make calls or utilize data transmissions.

Non-recurring upfront fees such as activation fees are deferred and recognized as revenues over the estimated average period of the subscription for each service. The related direct costs are deferred only to the extent of the non-recurring upfront fee amount and are amortized over the same period.

Revenues for expected future usage of telephone cards issued by NTT Group are deferred and are recognized as revenue as of the time they are actually used. The amount of the expected future usage is estimated based on past records of use and experience.

Sales of telecommunication equipment are recognized as income upon delivery of the equipment to purchasers, primarily agent reseller, when title to the product, and the risk and rewards of ownership have been substantially transferred. Certain commissions paid to purchasers, primarily agent resellers, are recognized as a reduction of sales of telecommunication equipment.

With regard to sales of telecommunication equipment in the mobile communications business, NTT Group enables subscribers to select installment payments over a period of 12 or 24 months. When installment payments are selected, under agreements entered into among NTT Group, subscribers and agent resellers, NTT Group provides financing by providing funds for the purchase of the handset by the subscribers. NTT Group then includes current installment for the receivable for purchased handset with basic monthly charges and airtime charges for the installment payment term. Because equipment sales are recognized upon delivery of handsets to agent resellers, the advance payment for the purchased handset to agent resellers and subsequent cash collection of the installment receivable for the purchased handset from subscribers do not have an impact on our equipment sales.

Revenues from system integration services are recognized as works on contracts progress. However, revenues are recognized upon completion of the contracted services, in cases where the contract period is short and the difference in the impact on the financial position and/or results of operations is immaterial, or in cases where it is difficult to make a reasonable estimate on the progress of the contracted work.

Provision for estimated losses on system integration projects, if any, is made in the fiscal period in which the loss becomes evident.

Cash and cash equivalents, short-term investments—

Excess cash is invested in time deposits, marketable bonds of the Japanese Government or commercial paper. Those with original maturities of three months or less are classified as "Cash and cash equivalents" in the consolidated balance sheets. Those with original maturities of longer than three months and remaining maturities of 12 months or less at the end of the fiscal year are classified as "Short-term investments" in the consolidated balance sheets.

Foreign currency translation and transactions—

All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate year-end exchange rates and all income and expense accounts are translated at rates that approximate those rates prevailing at the time of transactions. The resulting translation adjustments are recognized as a component of accumulated other comprehensive income (loss).

Foreign currency receivables and payables are re-measured at appropriate year-end exchange rates and the resulting foreign currency transaction gains or losses are recorded as "Other, net" in the consolidated statements of income.

NTT Group transacts limited business in foreign currencies. The effect of exchange rate fluctuations from the initial transaction date to the settlement date is recorded as "Other, net" in the consolidated statements of income.

Marketable securities and other investments—

Unrealized gains and losses on available-for-sale securities, whose fair values are readily determinable, are reported as a component of accumulated other comprehensive income (loss), net of taxes. Equity securities whose fair values are not readily determinable and equity securities for which sales are restricted by contractual requirements are carried at cost. NTT Group periodically reviews the carrying amounts of its marketable securities for impairments that are other than temporary. If this evaluation indicates there is an impairment that is other than temporary, the security is written down to its estimated fair value. Debt securities designated as held-to-maturity are carried at amortized cost and are reduced to net realizable value for declines in market value unless such declines are deemed to be temporary. Realized gains and losses, which are determined on the average cost method, are reflected in income.

Inventories—

Inventories consist of telecommunications equipment to be sold, projects in progress, materials and supplies, which are stated at the lower of cost or market. The cost of telecommunications equipment to be sold and materials is determined on a first-in first-out basis. The cost of projects in progress is mainly attributable to that of software production for customers or that of construction of real estate held for resale, including labor and subcontractors' cost based. The cost of supplies is determined by the average cost method or by the specific identification method. Due to the rapid technological changes associated with the wireless communications business, NTT DOCOMO recognized losses on write-downs and disposals of obsolete handsets during the fiscal years ended March 31, 2009, 2010 and 2011 resulting in losses totaling ¥14,180 million, ¥18,539 million and ¥9,821 million, respectively, which are included in "Cost of equipment sold" in the consolidated statements of income.

Property, plant and equipment and depreciation—

Property, plant and equipment are stated at cost. Depreciation is computed principally using a declining-balance method at rates based on estimated useful lives of the assets with the exception of buildings for which the straight-line method is generally used. With minor exceptions, the estimated useful lives of depreciable properties (estimated economic life) are as follows:

Digital switch equipment (including wireless telecommunications equipment)	8 to 16 years
Cables	13 to 21 years
Tubes and tunnels	50 years
Reinforced concrete buildings	42 to 56 years
Machinery, vessels and tools	3 to 26 years

Depreciation expense is computed based on the total depreciable amount, which is cost, net of estimated residual value. Maintenance and repairs, including minor renewals and betterments, are charged to income as incurred.

Capitalized interest—

Interest is capitalized where it relates to the construction of property, plant and equipment over the period of construction. NTT Group also capitalizes interest associated with the development of internal-use software. NTT Group amortizes such capitalized interest over the estimated useful lives of the related assets. Total interest costs incurred were ¥63,893 million, ¥60,186 million and ¥58,826 million, of which ¥5,006 million, ¥5,036 million and ¥3,559 million were capitalized for the fiscal years ended March 31, 2009, 2010 and 2011, respectively.

Impairment of long-lived assets—

Long-lived assets to be held and used, including property, plant and equipment, software and certain other intangible assets with finite useful lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the total of the expected future undiscounted cash flows is less than the carrying amount of the asset, the loss recognized is the amount by which the carrying value of the asset exceeds its fair value as measured through various valuation techniques, including discounted cash flow models, quoted market value and third-party independent appraisals, as considered necessary. Assets to be disposed of by sale are reported at the lower of the carrying amount or estimated fair value less costs to sell. NTT Group considered the earthquake, which occurred on March 11, 2011, as a triggering event necessitating a review, and determined that it was not necessary to record any impairment losses on property, plant and equipment in relation thereto.

Goodwill, Software and other intangible assets—

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and recognized. Goodwill is not amortized, but tested for impairment at least annually and more frequently when indicators of impairment are present. The goodwill impairment test is a two-step process. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for that reporting unit and NTT Group must perform the second step of the impairment test (measurement). Fair values of the reporting units are determined using quoted market prices for reporting units that are listed and traded, and discounted cash flow analysis for those that are not. Under the second step, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of the goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. If the fair value of the reporting unit exceeds its carrying value, the second step does not need to be performed. NTT Group considered the earthquake, which occurred on March 11, 2011, as a triggering event necessitating a review, and determined that it was not necessary to record any impairment losses on goodwill in relation thereto.

Intangible assets other than goodwill primarily consist of computer software. NTT Group capitalizes the cost of internal-use software, which has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Capitalized computer software costs are amortized on a straight-line basis over a period of generally five years.

The intangible assets with indefinite lives are not amortized, but tested for impairment on an annual basis and when indicators of impairment are present.

Income taxes—

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts and the tax bases of assets or liabilities and operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates, which are expected to be applicable during the periods in which existing temporary differences reverse and loss carryforwards are utilizable. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

A valuation allowance is recognized to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

The effect of income tax positions are recognized only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the changes in judgment occurs.

Derivative financial instruments—

NTT Group uses several types of derivative financial instruments to manage foreign currency exchange rate and interest rate risks. NTT Group does not use derivative instruments for trading or speculative purposes.

All derivatives are recognized as either assets or liabilities in the balance sheet at fair value and are reported in "Prepaid expenses and other current assets," "Other assets," "Current liabilities—Other" and "Long-term liabilities—Other" in the consolidated balance sheets. Classification of each derivative as current or non-current is based upon whether the maturity of each instrument is less than or greater than 12 months. Changes in fair value of derivative financial instruments are either recognized in income or shareholders' equity (as a component of accumulated other comprehensive income (loss)), depending on whether the derivative financial instrument qualifies as a hedge and the derivative is being used to hedge changes in fair value or cash flows.

The fair values of forward exchange contracts, interest rate swap agreements, and currency swap agreements are measured by inputs derived principally from observable market data provided by financial institutions.

For derivatives classified as fair value hedges, changes in the fair value of derivatives designated and effective as fair value hedges for recognized assets or liabilities or unrecognized firm commitments are recognized in earnings as offsets to changes in the fair value of the related hedged assets or liabilities.

For derivatives classified as cash flow hedges, changes in the fair value of derivatives designated and effective as cash flow hedges for forecasted transactions or exposures associated with recognized assets or liabilities are initially recorded in other comprehensive income (loss) and reclassified into earnings when the hedged transaction affects earnings.

From time to time, however, NTT Group may enter into derivatives that economically hedge certain of its risks, even though hedge accounting does not apply. In these cases, changes in the fair values of these derivatives are recognized in current period earnings.

NTT Group formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value or cash flow hedges to (1) specific assets or liabilities on the balance sheet or (2) specific firm commitments or forecasted transactions. NTT Group also assesses (both at the hedge's inception and on an ongoing basis at least quarterly) whether the derivatives that are used in hedging transactions have been highly effective in offsetting changes in the fair value or cash flows of hedged items and whether those derivatives may be expected to remain highly effective in future periods. When it is determined that a derivative is not highly effective as a hedge, NTT Group discontinues hedge accounting. The amounts representing hedges' ineffectiveness and the component of derivative instruments' gain or loss excluded from the assessment of hedge effectiveness are reported as "Other, net" in the consolidated statements of income.

Cash flows from financial instruments accounted for as hedges are classified in the consolidated statements of cash flows under the same category as the items being hedged.

Earnings per share—

Basic earnings per share ("EPS") is computed based on the average number of shares outstanding during the year and is appropriately adjusted for any free distribution of common stock. Diluted EPS assumes the dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock. Since NTT did not issue dilutive securities, there is no difference between basic EPS and diluted EPS.

Comprehensive income—

NTT Group's comprehensive income comprises net income plus other comprehensive income (loss) representing changing in foreign currency translation adjustments, unrealized gains/losses on securities, pension liability adjustments and unrealized gains/losses on derivative instruments, including those attributed to the noncontrolling interests. NTT Group has elected to disclose comprehensive income in the consolidated statements of changes in equity and comprehensive income and in Note 13.

Variable Interest Entities (VIEs)—

NTT consolidates VIEs if NTT has both the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

VIEs with assets totaling approximately ¥239 billion and ¥251 billion as of March 31, 2010 and 2011, respectively, which were established to develop real estate for rental, and VIEs with assets totaling approximately ¥34 billion and ¥30 billion as of March 31, 2010 and 2011, respectively, which were established to lease software, for the purpose of securitization of mainly real estate and software, have been recognized and consolidated as VIEs in which NTT Group is the primary beneficiary.

Assets and liabilities of VIEs established to develop real estate for rental and to lease software at March 31, 2010 and 2011 are included in the consolidated balance sheets as follows:

	2010
	Real estate for rental(*1,2)	Lease software
	Millions of yen
Current assets	¥20,022	¥8,595
Property, plant and equipment	213,477	7,809
Investments and other assets	5,732	17,323
Current liabilities	11,037	6,961
Long-term liabilities	¥144,553	¥6,304

(*1)	Property, plant and equipment, Current liabilities and Long-term liabilities of VIEs established to develop real estate for rental included "Land" totaling ¥135,515 million, "Current portion of long-term debt" totaling ¥9,384 million and "Long-term debt" totaling ¥100,065 million, respectively.
(*2)	"Current portion of long-term debt" and "Long-term debt" are secured by the Company's land and buildings totaling ¥275,383 million.

	2011
	Real estate for rental(*1,2)	Lease software
	Millions of yen
Current assets	¥16,389	¥2,148
Property, plant and equipment	229,494	10,792
Investments and other assets	5,329	17,030
Current liabilities	27,076	5,748
Long-term liabilities	¥128,499	¥994

(*1)	Property, plant and equipment, Current liabilities and Long-term liabilities of VIEs established to develop real estate for rental included "Land" totaling ¥135,531 million, "Current portion of long-term debt" totaling ¥25,143 million and "Long-term debt" totaling ¥84,838 million, respectively.
(*2)	"Current portion of long-term debt" and "Long-term debt" are secured by the Company's land and buildings totaling ¥285,632 million.

There is no VIE in which NTT Group holds significant variable interest but is not the primary beneficiary as of March 31, 2011.

Asset Retirement Obligations—

NTT Group's legal obligations associated with the retirement of tangible long-lived assets are recorded as liabilities, measured at fair value, when those obligations are incurred if a reasonable estimate of fair value can be made. Upon initially recognizing liabilities for asset retirement obligations, an entity must capitalize the cost by recognizing an increase in the carrying amount of the related long-lived assets.

NTT Group's asset retirement obligations primarily relate to obligations to restore leased land and buildings for NTT Group's telecommunications equipment to their original condition. NTT estimates the fair value of these liabilities has concluded that the amount is immaterial.

Employees' retirement benefits—

NTT recognizes the funded status of its benefit plan, measured as the difference between the plan assets at fair value and the benefit obligation, in the consolidated balance sheets. Changes in the funded status are recognized as changes in comprehensive income (loss) during the fiscal period in which such changes occur.

Pension benefits earned during the year as well as interest on projected benefit obligations are accrued currently.
Prior service cost and net actuarial loss in excess of 10% of the greater of the projected benefit obligation or the fair value of plan assets, both of which are included in "Accumulated other comprehensive income (loss)," are amortized over the expected average remaining service period of employees on a straight-line basis.

Reclassifications—

Certain items for prior years' financial statements have been reclassified to conform to the presentation for the fiscal year ended March 31, 2011.